UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 5, 2010

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

5100 E Skelly Dr., Suite 700, Tulsa, OK	74135
(Address of Principal Executive Offices)	(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On the evening of November 5, 2010, Michael J. Bradley resigned his position as President and Chief Executive Officer of Matrix Service Company (the “Company”) and as a member of the Company’s Board of Directors. On the same evening, Thomas E. Long resigned his position as Vice President and Chief Financial Officer. Mr. Bradley will remain with the Company and Board through November 19 and Mr. Long will remain with the Company through November 30 as both assist with the transition. The full text of the press release announcing these changes is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99	Press Release dated November 9, 2010, announcing the resignations of the Company’s Chief Executive Officer and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: November 9, 2010	By:	/s/ Kevin S. Cavanah
Kevin S. Cavanah
Vice President – Accounting & Financial Reporting and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated November 9, 2010, announcing the resignations of the Company’s Chief Executive Officer and Chief Financial Officer.